Exhibit 99.2
Filed by Park Sterling Corporation pursuant to Rule 425 under the Securities Act of 1933 and deemed filed under Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: Citizens South Banking Corporation Commission File No. 000-23971

CITIZENS SOUTH

PARKSTERLING

An Exceptional Partnership

Merger of Citizens South Banking Corporation and Park Sterling Corporation

May 14, 2012

Forward Looking Statements

This presentation contains, and Park Sterling and Citizens South and their respective management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the proposed merger may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; inability to obtain governmental approvals of the combination on the proposed terms and schedule and the assignment of certain Citizens South FDIC loss-share agreements; failure of Park Sterling's or Citizens South's shareholders to approve the merger; fluctuation in the trading price of Park Sterling's stock prior to the closing of the proposed merger, which would affect the total value of the proposed merger transaction; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, and other similar matters with respect to Park Sterling or Citizens South; the effects of negative economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses of Park Sterling or Citizens South; deterioration in the credit quality of the loan portfolios of Park Sterling or Citizens South or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolios of Park Sterling or Citizens South; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's or Citizens South's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling or Citizens South at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's or Citizens South's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling and Citizens South undertake no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger, Park Sterling will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a joint proxy statement of Park Sterling and Citizens South that also constitutes a prospectus of Park Sterling, as well as other relevant documents concerning the proposed merger. **INVESTORS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.** A free copy of the joint proxy statement/prospectus, as well as other filings containing information about Park Sterling and Citizens South, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Citizens South at www.parksterlingbank.com and www.citizenssouth.com.

PARTICIPANTS IN SOLICITATION

Park Sterling and Citizens South and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Citizens South and other persons who may be deemed participants in this solicitation will be included in the joint proxy statement/prospectus. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2012 Annual Meeting of Shareholders filed with the SEC on April 16, 2012. Information about Citizens South's executive officers and directors can be found in Citizens South's definitive proxy statement in connection with its 2012 Annual Meeting of Stockholders filed with the SEC on April 13, 2012. Free copies of these documents can be obtained from the sources indicated above.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Advancing our Vision

CITIZENS SOUTH PARKSTERLING

Attractive Strategically

- Transformational partnership, creates highly attractive regional franchise
- Produces premier community banking presence in Charlotte-Gastonia-Rock Hill MSA
  - Strengthens core deposits and retail banking capabilities
  - Significantly increases customer base through acquisition of 107 year old franchise
  - Enhances business development capabilities (leadership, products, services)
  - Bolsters organic growth opportunities

Attractive Financially

- Strong pro forma combined capital and liquidity ratios, positioned to support growth
- Based on conservative cost savings and no revenue synergies
  - Significantly and immediately accretive to earnings per share
  - Accretive to tangible book value per share within four years
  - Internal rate of return achieves 15% target

Attractive Risk Profile

- Strong cultural fit
- Confidence in managing enterprise risks
  - Knowledge of loan portfolio, based on overlap in markets and due diligence completed
  - Ability to leverage common systems and processes in integration
  - Unique merger of FDIC bid-eligible institutions

Financial estimates based on Park Sterling forecasts and assumptions. Immediate accretion to EPS excludes merger-related expenses.

Transaction Overview

CITIZENS SOUTH PARKSTERLING

Partnership Objective:	To leverage combined footprint and product capabilities to advance strategic objectives and enhance profitability
Consideration:*	70% stock (1.4799 PSTB shares for each CSBC share) 30% cash ($7.00 per share)
Transaction Value:	~$77.8 million (excluding exchange of SBLF preferred stock)
Merger-Related Expenses:	~$8.0 – $8.5 million
Board Representation:	Park Sterling to appoint Kim S. Price as a director and vice chairman, and Ben R. Rudisill, II as a director
Management and Employees:	Intention to retain key members of management and customer-facing personnel
Communities:	Intention to maintain an operations center in Gastonia and to fund local philanthropic activities
Capital Considerations:	No TARP at either institution; intention for future orderly repayment of $20.5 million SBLF investment
Conditions and Approvals:	Customary closing conditions; requires Citizens South shareholder, Park Sterling shareholder and regulatory approvals, and FDIC approval with respect to certain FDIC loss-share agreements of Citizens South
Anticipated Closing:	Fourth Quarter 2012

* Merger intended to be treated as a reorganization within meaning of Section 368(a) of the Internal Revenue Code except for any cash consideration received in the transaction.

Consideration mix subject to limitation that total cash component will not exceed 30% and total stock component will not exceed 70%.
Transaction values based on Park Sterling's closing stock price of $4.50 as of May 11, 2012.

Market Presence

CITIZENS SOUTH PARKSTERLING

Market Presence

- Premier community banking franchise in the Charlotte-Gastonia-Rock Hill MSA
  - Largest branch network
  - Largest deposit base
  - Exceptional banking team
  - Broad product capabilities
- Established origination capabilities in additional growth markets
  - Raleigh, NC
  - Wilmington, NC
  - Greenville-Spartanburg, SC
  - Charleston, SC
- Attractive deposit franchises in additional community markets
  - Upstate and Midlands regions, SC
  - North Georgia

"Hand in Glove" Combined Footprint



Winston-Salem
Greensboro
Durham
Raleigh
Knoxville
Morristown
Asheville
Hickory
Salisbury
Charlotte
Gastonia
Spartanburg
Greenville
Anderson
Gainesville
Athens
Atlanta
Sandy Springs
Columbia
Augusta
Martinez
Florence
Fayetteville
Lumberton
Goldsboro
Wilmington
Myrtle Beach
North Charleston
Charleston
Macon
Griffin
Sanford
Cary

Charlotte-Gastonia-Rock Hill MSA Deposit Market Share

Rank	Institution	# of Branches	Total Deposits	Market Share
1	Bank of America	61	$ 127,934,050	79.60%
2	Wells Fargo	82	$ 18,297,321	11.38%
3	BB&T	60	$ 4,038,087	2.51%
4	Fifth Third	35	$ 1,478,806	0.92%
5	SunTrust	36	$ 1,217,284	0.76%
6	First Citizens	30	$ 1,093,098	0.68%
7	PNC Financial	18	$ 1,066,036	0.66%
8	Park Sterling (pro forma)	14	$ 770,928	0.48%
9	SCBT Financial	8	$ 481,364	0.30%
10	Yadkin Valley Financial	10	$ 453,123	0.28%

Source: SNL Financial; Deposit market share data as of June 30, 2011.

Citizens South Franchise

CITIZENS SOUTH PARKSTERLING

Deposit Market Share

County	# of Branches	Total Deposits	Market Share	Rank
North Carolina				
Gaston County	7	$ 261,793	10.66%	3
Rowan County	2	$ 125,028	9.02%	4
Union County	3	$ 111,210	7.21%	7
Iredell County	2	$ 85,453	3.98%	9
Mecklenburg County	1	$ 15,835	0.01%	23
Georgia				
Towns County	2	$ 140,744	48.13%	1
Gilmer County	1	$ 66,537	13.43%	4
Fannin County	1	$ 29,387	6.02%	4
Union County	1	$ 50,285	5.09%	3
South Carolina				
York County	1	$ 19,406	0.97%	15

Market Demographics

State	Total Population	Projected 5-yr Change	Median HH Income	Projected 5-yr Change
North Carolina	9,658,876	6.55%	$ 42,941	19.23%
South Carolina	4,682,632	6.02%	$ 46,924	18.55%
Georgia	9,774,937	4.79%	$ 41,607	19.09%
Total	24,116,445	--	--	--
Weighted Average	--	5.98%	$ 44,174	19.17%

- A $1.1 billion community bank with 21 offices located in NC, SC and GA
- Strong community banking franchise
  - Founded in 1904
  - Converted from mutual ownership in 1998
  - Talented management and banking team
  - Loyal relationships in attractive markets
  - One of the largest community banks in Charlotte-Gastonia-Rock Hill MSA
- Recent events
  - March 2012: Awarded 38th consecutive 5-Star Superior rating from BAUERFINANCIAL, INC.
  - September 2011: Repaid TARP with SBLF investment ($20.5 million)
  - April 2011: FDIC-assisted acquisition of New Horizons Bank ($96 million in deposits)
  - March 2010: FDIC-assisted acquisition of Bank of Hiawassee ($292 million in deposits)

(Deposit market share in thousands)
Source: SNL Financial; Population and household income growth deposit weighted; 2011 to 2016 projections; Deposit market share data as of June 30, 2011.

Benefits to Citizens South

CITIZENS SOUTH PARKSTERLING

Shared Vision and Strategy

- Partnership creates premier community banking franchise in home market
- Park Sterling's branches establish bridge to Citizens South's North Georgia market
- Management teams share commitment to soundness, profitability and growth
- Larger organization offers employees greater opportunity for growth and enrichment
- Provides customers expanded products and growth opportunities

Advantages to Key Constituents

- Announced deal value approximates to 135% of market price and 114% of TBV
- Strong pro forma combined capital and liquidity ratios
- Combined company offers enhanced growth and profitability
- Confident in transaction closing given regulatory standing and no financing contingencies

Attractive Risk Profile

- Strong cultural fit
- Thorough reverse due diligence conducted on Park Sterling
- Confident that Park Sterling is solid and transparent
- Confident in financial strength of pro forma combined company

Financial estimates based on Company forecasts and assumptions.
Transaction values based on Park Sterling's closing stock price of $4.50 and Citizens South's closing stock price of $5.00 as of May 11, 2012.

Pro Forma Combined Balance Sheet

CITIZENS SOUTH PARKSTERLING

- Attractive scale for driving long-term financial results
  - Doubles total loan portfolio and core deposits
  - Maintains liquidity for balance sheet management
  - Maintains capital to support growth initiatives
- Attractive risk profile for investors
  - ~ 72% of loans carry FMV accounting adjustments
  - Positioned for manageable provision expense

Pro Forma Combined Ratios

	Park Sterling	Citizens South	Pro Forma Combined
Capitalization			
TCE to TA ratio	16.72%	6.38%	~ 10.50%
Tier 1 leverage ratio	14.77%	9.41%	~ 10.40%
Liquidity			
Wholesale funding	23.98%	10.66%	~ 17.00%
Cash & invest to total assets	25.35%	22.07%	~ 23.00%

Pro Forma Combined Balance Sheet


CSBC Cash & Investments $235,297
PSTB Cash & Investments $286,132
Pro Forma Combined $498,900
CSBC Total Loans $733,191
PSTB Total Loans $735,917
Pro Forma Combined $1,438,100
CSBC Total Assets $1,070,992
PSTB Total Assets $1,130,751
Pro Forma Combined $2,183,900
CSBC Total Deposits $872,646
PSTB Total Deposits $856,437
Pro Forma Combined $1,730,500
CSBC Total Capital $90,010
PSTB Total Capital $192,816
Pro Forma Combined $267,000

Pro Forma Combined Loan Mix by Origin


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Acq. Impaired $55,843
Acquired Performing $285,224
Non-Acquired Loans $394,850
Covered Loans $148,713
Non-Acquired Loans $579,812
Covered Loans $143,446
Acq. Impaired $160,109
Acquired Performing $728,419
Non-Acquired Loans $394,850
PSTB
CSBC
Pro Forma Combined

($ in thousands)

Pro forma combined financial information based on March 31, 2012 unaudited results adjusted for estimated preliminary acquisition accounting entries; Loans include loans held for sale.

Pro Forma Loan Profile

- Enhances loan portfolio
  - Effectively doubles critical component of earning assets
  - Improves loan mix

Park Sterling


C&I 10%
CRE owner-occupied 23%
CRE investor 26%
AC&D 12%
Resi mortgage 11%
HELOC 12%
Resi C&D 3%
Other 3%

Loan Composition	Amount	%
C&I	$ 72,094	9.8%
CRE owner-occupied	166,064	22.6%
CRE investor	193,641	26.3%
AC&D	87,065	11.8%
Resi mortgage	83,432	11.3%
HELOC	86,029	11.7%
Resi C&D	24,670	3.4%
Other	22,922	3.1%
Total loans	**$ 735,917**	**100.0%**

Citizens South


C&I 6%
CRE owner-occupied 17%
CRE investor 22%
AC&D 11%
Resi mortgage 26%
HELOC 13%
Resi C&D 2%
Other 3%

Loan Composition	Amount	%
C&I	$ 46,739	6.4%
CRE owner-occupied	121,870	16.6%
CRE investor	161,472	22.0%
AC&D	82,999	11.3%
Resi mortgage	191,447	26.1%
HELOC	94,351	12.9%
Resi C&D	11,215	1.5%
Other	23,098	3.2%
Total loans	**$ 733,191**	**100.0%**

Combined


C&I 8%
CRE owner-occupied 20%
CRE investor 24%
AC&D 12%
Resi mortgage 19%
HELOC 12%
Resi C&D 2%
Other 3%

Loan Composition	Amount	%
C&I	$ 118,833	8.1%
CRE owner-occupied	287,934	19.6%
CRE investor	355,113	24.2%
AC&D	170,064	11.6%
Resi mortgage	274,879	18.7%
HELOC	180,380	12.3%
Resi C&D	35,885	2.4%
Other	46,020	3.1%
Total loans	**$ 1,469,108**	**100.0%**

($ in thousands)

Balances exclude deferred fees and unearned income; Balances include loans held for sale; Not adjusted for preliminary acquisition accounting entries.

Pro Forma Deposit Profile

- Enhances deposit profile
  - Effectively doubles critical component of funding profile
  - Improves deposit mix

Park Sterling


Brokered deposits 18%
Demand deposits 17%
Time deposits 26%
MMDA, NOW and Savings 39%

Deposit Composition	Amount	%
Demand deposits	$ 148,929	17.4%
MMDA, NOW and Savings	329,633	38.5%
Time deposits	222,510	26.0%
Brokered deposits	155,366	18.1%
Total deposits	**$ 856,437**	**100.0%**

Citizens South


Demand deposits 11%
Time deposits 46%
MMDA, NOW and Savings 43%

Deposit Composition	Amount	%
Demand deposits	$ 97,437	11.2%
MMDA, NOW and Savings	378,421	43.4%
Time deposits	396,788	45.5%
Brokered deposits	-	0.0%
Total deposits	**$ 872,646**	**100.0%**

Combined


Brokered deposits 9%
Demand deposits 14%
Time deposits 36%
MMDA, NOW and Savings 41%

Deposit Composition	Amount	%
Demand deposits	$ 246,366	14.2%
MMDA, NOW and Savings	708,054	40.9%
Time deposits	619,298	35.8%
Brokered deposits	155,366	9.0%
Total deposits	**$ 1,729,083**	**100.0%**

($ in thousands)
Excludes intercompany balances; Adjusted for Federal Reserve deposit reclassification; Not adjusted for preliminary acquisition accounting entries.

Pro Forma Combined Earnings

CITIZENS SOUTH PARKSTERLING

Combined Company Earnings Power

	2011Q2	2011Q3	2011Q4	2012Q1
Park Sterling				
Net income before taxes	$ (4,903)	$ (1,819)	$ (1,913)	$ 2,548
Less: Accelerated accretion	-	-	-	(1,469)
Plus: Merger related expenses	632	496	2,609	930
Plus: provision for loan losses	3,245	568	1,110	123
Adjusted earnings (losses)	$ (1,026)	$ (755)	$ 1,806	$ 2,132
Citizens South				
Net income before taxes	$ 3,509	$ 401	$ (2,709)	$ (3,812)
Plus: (Gain) loss on acquisitions	(4,146)	45	(23)	-
Plus: (Gain) loss on sale of investments	-	(103)	-	(623)
Plus: Merger related expenses	531	132	34	-
Plus: Accretion of unamort. discount on preferred stock	-	-	584	-
Plus: provision for loan losses	1,700	1,350	4,635	6,300
Adjusted earnings (losses)	$ 1,594	$ 1,825	$ 2,521	$ 1,865
Combined (Excludes Estimated Acquistion Accounting Adjustments)				
Adjusted pre-tax pre-provision earnings	$ 568	$ 1,070	$ 4,327	$ 3,997
Plus: 20% cost saves	1,748	1,760	1,749	1,782
Adjusted earnings (losses)	$ 2,315	$ 2,830	$ 6,076	$ 5,779
Memo Items				
Citizens South noninterest expense	9,270	8,931	8,779	8,911
Less: nonrecurring	531	132	34	-
Adjusted noninterest expense	8,739	8,799	8,745	8,911
Assumed tax rate	35%	35%	35%	35%

- Combined company pro forma adjusted earnings would have averaged ~$6.0 million over the last two quarters
  - Based on reported pre-tax, pre-provision earnings
  - Adjusted for listed nonrecurring income and expense items
  - Includes noninterest expense savings equal to 20% of Citizens South's run-rate (achieved across company)
- Base case earnings assumptions
  - 2% - 5% annual growth in earning assets
  - Flat net interest margin assumptions
  - Manageable provision expense levels
  - 20% - 25% reduction in noninterest expenses, fully achieved over 2 years
- Results in fully-ramped estimated annual earnings per share of $0.40 to $0.50
  - 2.0x to 3.0x standalone expectations

($ in thousands)
Financial estimates based on Company forecasts and assumptions; Adjusted earnings (losses) represents pre-tax pre-provision net income (loss) adjusted for nonrecurring items

Attractive Financial Outlook

Recap of Key Financial Assumptions

- Gross FMV credit and interest rate adjustments of approximately $57 million
  - Approximately $31 million after reversal of existing Citizens South adjustments
  - Approximately $5 million increase in FDIC indemnification asset
- Pre-tax merger-related expenses of approximately $8.0 – $8.5 million
- Ongoing cost saves of approximately 20% - 25% (70% in first full year, 100% thereafter)
- CDI of approximately 1% (amortized straight line over 10 years)
- Goodwill of approximately $10.0 – $11.0 million
- Revenue synergies from expanded customer base and bankers not included in analysis

Recap of Financial Benefits

- Significantly and immediately accretive to earnings per share
  - Combined company pro forma adjusted pre-tax pre-provision earnings average of approximately $6.0 million last two quarters
  - Fully-ramped estimated annual pro forma earnings per share of $0.40 to $0.50
  - Accretive to tangible book value per share within four years
  - Internal rate of return achieves 15% target
- Improves loan mix
- Improves deposit mix
- Maintains strong capital with tangible common equity to tangible assets above 10%
- Maintains strong liquidity with cash and investments more than 23% of total assets

Financial estimates based on Park Sterling forecasts and assumptions; Immediate accretion to EPS excludes merger-related expenses

Credit Overview: Citizens South

CITIZENS SOUTH PARKSTERLING

Loan Portfolio

- Portfolio includes non-covered loans originated primarily in North Carolina and covered loans acquired through the FDIC-assisted purchases of two Georgia banks. Losses and loan collection expense incurred from covered loans and OREO acquired in FDIC-assisted transactions are 80% reimbursed under loss-share agreements.
- Losses recognized in the non-covered portfolio have totaled $38.5 million since 2008, or 6.14% of the loan portfolio as of 2008 year-end. These losses are relatively modest due to the Citizens South's early intervention on A, C & D loans, which minimized related losses through the downturn.

Asset Quality

Loan Portfolio (March 31, 2012)	Non-Covered Loans	Covered Loans	Total Loans	% of Total
Commercial and Industrial	$ 41,983	$ 4,756	$ 46,739	6%
Owner Occupied Commercial Real Estate	106,005	15,865	121,870	17%
Other Commercial Real Estate	120,893	40,579	161,472	22%
A, C&D - 1-4 Family	11,181	34	11,215	2%
A, C&D - Other	57,491	25,508	82,999	11%
1-4 Family (1st and 2nd Liens)	143,125	48,322	191,447	26%
HELOC	87,673	6,678	94,351	13%
Consumer	5,790	1,550	7,340	1%
States and Political Subdivisions & Other	10,218	5,540	15,758	2%
Total Loans	**$ 584,359**	**$ 148,832**	**$ 733,191**	**100%**

Non-covered NPAs		Covered NPAs	
Nonperforming loans	$ 22,052	Nonperforming loans	$ 40,582
OREO and other nonperforming assets	11,987	OREO and other nonperforming assets	9,447
Total non-covered NPAs	**$ 34,039**	**Total covered NPAs**	**$ 50,029**

Credit Quality Information and Ratios Breakdown	
Non-covered NPLs to non-covered loans:	3.80%
Non-covered NPAs to total non-covered loans and OREO:	5.75%

($ in thousands)
Balances exclude deferred fees and unearned income; Balances include loans held for sale.

Credit Due Diligence

CITIZENS SOUTH PARKSTERLING

Due Diligence Approach

- Extensive review included both covered and non-covered portfolios
- Commercial loan review was managed by Park Sterling, utilizing credit risk management staff and augmented by contract employees experienced in due diligence file review
- Park Sterling special assets personnel with extensive experience in commercial real estate assets, particularly within the Charlotte market, led the CRE file review and asset valuation for existing OREO
- Expected losses for Consumer and 1-4 family loans were derived by a third-party utilized in previous due diligence exams conducted by Park Sterling

Loan Level Coverage

- Reviewed over 400 loan files totaling $275 million, or 66% of total commercial loans
- Commercial review covered 86.7% of criticized and worse credits as well as 60.6% of performing loans
- OREO analysis included file review for 29 properties totaling $11.4 million, or 59% of total

Estimated Credit Mark by Segment

Credit Exposures	Outstanding Balances*	Estimated Future Losses	Estimated Future Losses
Commercial & Industrial	$ 50,394	4.2%	$ 2,095
Owner Occupied Real Estate	136,022	5.5%	7,468
Other Commercial Real Estate	204,803	11.6%	23,744
Construction & Development	101,690	10.4%	10,551
1-4 Family Mortgages	150,554	4.1%	6,195
Home Equity & Consumer	93,943	5.0%	4,666
Consumer - Other	8,681	5.3%	464
Unallocated	-	-	4,500
Total	**$ 746,089**	**8.0%**	**$ 59,682**
Net charge offs since 2008 (Non-Covered Portfolio Only)			$ 38,460
Total Cumulative Losses (Non-Covered Mark Only)			**$ 62,215**
As a % of 2008 Loan Balance			**9.93%**

** As of March 31, 2012 loan tape; Not adjusted for acquistion accounting entries and loans in process*

($ in thousands)
Credit Mark by Segment based on preliminary estimated acquisition accounting adjustments.

Advancing Our Vision

Components of Vision	Status
❑ Our vision is to capitalize on a unique opportunity to create a highly respected regional banking franchise that is	
▪ A return to a model of soundness, profitability and growth	✓
▪ Diversified by geography and business mix	✓
▪ Noted for exceptional risk management, market management, relationship management and customer service	✓
▪ The financial institution of choice for prospects, customers, employees, shareholders, and communities in the markets we serve	✓
❑ To achieve our vision we plan to employ the following strategy	
▪ Focus on markets that are well known to management	✓
▪ Utilize community banking model successfully executed by team	✓
▪ Recruit experienced market talent to accelerate organic growth	✓
▪ Seize opportunity for traditional consolidator in the Carolinas and Virginia	✓
▪ Embrace the highest standards of corporate governance	✓

Executing Our Strategy

CITIZENS SOUTH PARKSTERLING

Providing Capital to Scalable Platform Bank	*Building Infrastructure for Growth*	*Building Organic Growth Capabilities*	*Forming Strategic Partnerships*

Completed IPO

- Generated $150.2 million in gross proceeds (August 2010)
- Expanded senior management team and Board of Directors (August 2010)
- Listed on NASDAQ: PSTB (August 2010)

Risk Management

- Hired Chief Risk Officer (November 2010)
- Hired Chief Credit Officer (February 2011)
- Hired Head of Special Assets Group (July 2011)

Financial Management

- Hired Head of Managerial Reporting (March 2011)
- Hired Chief Accounting Officer (April 2011)

Growth Markets

- De Novo Office Charleston, SC (January 2011)
- De Novo Office Raleigh, NC (March 2011)
- Hired Regional Head Eastern North Carolina (December 2011)

Focus on Upstate SC

- De Novo Office Greenville, SC (June 2011)
- New Line of Business Asset-based lending (May 2011)
- Line of Business Hire Upstate SC Wealth (April 2012)

Community Capital

- Closed November 2011
- Enhanced operating scale, product and funding mix
- Strengthened presence in attractive Upstate SC market

Citizens South

- Announced May 2012
- Enhances operating scale, loan mix and funding mix
- Creates premier community bank in Charlotte–Gastonia-Rock Hill MSA

Conclusions

CITIZENS SOUTH PARKSTERLING

Compelling Contribution to Franchise

- Transformational step toward building a highly attractive regional banking franchise
- Creates premier community banking presence in Charlotte-Gastonia-Rock Hill MSA
  - Adds 21 branches, attractive core deposits and a 107 year old franchise
  - Compelling branch network with density in key growth market
- Significantly enhances organic growth opportunities
  - Adds management and banking talent in attractive market
  - Offers opportunity to leverage full complement of products and services
  - Maintains capital and liquidity to support growth initiatives

Attractive Financial Results

- Value enhancing partnership for shareholders
  - Doubles operating scale for driving long-term financial results
  - Significantly and immediately accretive to earnings
- Attractive risk profile
  - Strong cultural fit
  - Comprehensive due diligence completed
  - Over 70% of loans now carry FMV acquisition accounting adjustments

Immediate accretion to EPS excludes merger-related expenses

CITIZENS SOUTH

PARKSTERLING